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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):            JULY 3, 1997



                       THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



          TEXAS                   001-10671                   76-0319553
 (State of Incorporation)    (Commission File No.)         (I.R.S. Employer
                                                          Identification No.)



  15995 N. BARKER'S LANDING, SUITE 300
             HOUSTON, TEXAS                                     77079
(Address of Principal Executive Offices)                      (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (281) 558-8080


                      TEXAS MERIDIAN RESOURCES CORPORATION
         (Former name or former address, if changed since last report.)


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                        Exhibit Index Appears on Page 5
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ITEM 5.  OTHER EVENTS.

         On July 3, 1997, The Meridian Resource Corporation, a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with a wholly owned subsidiary of the Company ("Sub") and Cairn Energy USA, Inc., a Delaware corporation ("Cairn"), providing for the acquisition by the Company of Cairn pursuant to an expected tax free merger
(the "Merger") in which the stockholders of Cairn will receive 1.08 shares of the Company's common stock, $.01 par value ("Company Common Stock"), in exchange for each outstanding share of Cairn common stock, $.01 par value ("Cairn Common Stock"). Based on the number of shares of Cairn Common Stock outstanding as of June 30, 1997, a total of approximately 18.9 million shares of Company Common Stock would be issued in the Merger.

         The Merger is subject to various conditions, including the receipt of all required regulatory approvals and the expiration or termination of all waiting periods (and extensions thereof) under the Hart-Scott-Rodino Act. Although there can be no assurance that the Merger will close, the Company currently anticipates that the acquisition will be consummated shortly after the receipt of such regulatory approvals and the approval of the Merger by the stockholders of the Company and Cairn.




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         The description of the terms and provisions of the Merger Agreement in this report are qualified in their entirety by reference to the Merger
Agreement that is filed as an exhibit hereto and is hereby incorporated herein by reference. A copy of the press release announcing the signing of the Merger Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         In addition, on June 19, 1997, the Company's shareholders approved an amendment to the Company's Second Amended and Restated Articles of Incorporation changing the name of the Company from "Texas Meridian Resources Corporation" to "The Meridian Resource Corporation".

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of July 3, 1997, by
                     and among The Meridian Resource Corporation, C Acquisition
                     Corp. and Cairn Energy USA, Inc.

        99.1     -   Press Release of the Company dated June 7, 1997,
                     announcing the signing of the Merger Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MERIDIAN RESOURCE CORPORATION



Dated: July 7, 1997                         /s/ Lloyd V. Delano
                                            -----------------------------------
                                            Lloyd V. Delano
                                            Vice President





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                               INDEX TO EXHIBITS


        Number                                Exhibit
        ------                                -------
          2.1 Agreement and Plan of Merger dated as of July 3, 1997, by and among The Meridian Resource Corporation, C Acquisition Corp. and Cairn Energy USA, Inc.

         99.1 Press Release of the Company dated July 7, 1997, announcing the signing of the Merger Agreement.





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